Exhibit 99.1

QuinStreet Reports Fiscal First Quarter Financial Results

Company Announces $50 Million Stock Buyback Program

Foster City, CA — November 7, 2011 — QuinStreet, Inc. (NASDAQ: QNST), a leader in vertical marketing and media online, today announced its financial results for its fiscal first quarter 2012.

The Company reported total revenue of $101.2 million, a decrease of 2% over the same quarter last year.

Adjusted EBITDA for the quarter was $20.6 million, or 20% of revenue.

The Company reported GAAP net income of $5.5 million, or $0.11 per diluted share, for the quarter. Adjusted net income for the quarter was $11.6 million, or $0.24 per diluted share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.

The Company generated $14.9 million of normalized free cash flow.

Revenue for the Education client vertical was $44.3 million, an increase of 4% compared to the year-ago quarter. Revenue for the Financial Services client vertical was $41.9 million, a decrease of 16% compared to the same quarter last year. Revenue for Other client verticals was $15.0 million, an increase of 34% compared to the year-ago quarter.

Reconciliations of adjusted net income to net income, adjusted EBITDA to net income, and normalized free cash flow to net cash provided by operating activities are included in the accompanying tables.

“We delivered revenue and EBITDA consistent with the outlook provided in our June and August calls,” commented Doug Valenti, QuinStreet CEO. “We made good progress expanding our footprint and capabilities for long-term growth despite adjustments to new regulations in Education, changes in the auto insurance click market and continuing challenges in the employment market, and economy. We remain confident and enthusiastic about our long-term growth prospects. Consistent with that optimism and as part of a balanced program for disciplined capital allocation, the Board of Directors has approved a stock buyback of up to $50 million over the next year. We believe that investing in our stock represents the potential for strong returns for our shareholders.

The Company also announced a new five-year debt facility that increases borrowing capacity to $300 million on attractive and improved terms. The Company currently has $104 million of debt outstanding and a total of $145 million of cash and marketable securities.

Conference Call

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on November 7, 2011 until 11:59 p.m. PT on November 14, 2011 by dialing 1-800-585-8367 in the U.S. and Canada, or 1-404-537-3406 for international callers, using passcode 17043272#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Final financial results will be included in the Company’s quarterly report on Form 10-Q, which will be filed with the Securities and Exchange Commission no later than November 9, 2011.

About QuinStreet

QuinStreet, Inc. (NASDAQ: QNST) is a leader in vertical marketing and media online. QuinStreet is headquartered in Foster City, CA. For more information, please visit www.quinstreet.com.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net. The term “adjusted net income” refers to a financial measure that we define as net income adjusted for amortization expense and stock-based compensation expense, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. “Normalized free cash flow” refers to free cash flow adjusted for changes in operating assets and liabilities and the impact from excess tax benefits from stock-based compensation. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The measure normalized free cash flow is useful as it removes the fluctuations in operating assets and liabilities that occur in any given quarter due to the timing of payments and therefore helps understand the underlying cash flow of the business as a quarterly metric and the cash flow generation potential of the business model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow and normalized free cash flow have certain limitations in that they do not represent the total increase or decrease in the cash balance for the period, nor do they represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate both of these cash flow measures along with our consolidated statement of cash flows and understand any changes in the operating assets and liabilities.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “will,” “believe,” “intend,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2011, which will be filed with the SEC no later than November 9, 2011. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Contact Information:

Erica Abrams or Matthew Hunt

(415) 217-5864 or (415) 489-2194

erica@blueshirtgroup.com

matt@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30,	June 30,
	2011	2011
Assets
Current assets
Cash and cash equivalents	$106,469	$132,290
Marketable securities	38,831	34,927
Accounts receivable, net	56,982	48,225
Deferred tax assets	10,253	10,253
Prepaid expenses and other assets	2,771	5,773

Total current assets	215,306	231,468
Property and equipment, net	9,650	8,875
Goodwill	227,977	211,856
Other intangible assets, net	72,954	65,847
Deferred tax assets, noncurrent	5,864	5,866
Other assets, noncurrent	983	1,012

Total assets	$532,734	$524,924

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$28,055	$23,300
Accrued liabilities	27,830	33,238
Deferred revenue	2,247	2,531
Debt	14,377	10,038

Total current liabilities	72,509	69,107
Debt, noncurrent	89,424	96,010
Other liabilities, noncurrent	4,882	4,418

Total liabilities	166,815	169,535

Stockholders’ equity
Common stock	50	50
Additional paid-in capital	260,696	255,689
Treasury stock	(7,779)	(7,779)
Accumulated other comprehensive income	80	51
Retained earnings	112,872	107,378

Total stockholders’ equity	365,919	355,389

Total liabilities and stockholders’ equity	$532,734	$524,924

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2011	2010
Net revenue	$101,224	$103,616
Cost of revenue (1)	75,748	73,629

Gross profit	25,476	29,987
Operating expenses: (1)
Product development	6,074	5,551
Sales and marketing	4,034	4,745
General and administrative	5,217	4,722

Operating income	10,151	14,969
Interest income	38	67
Interest expense	(1,083)	(989)
Other income (expense), net	(31)	164

Income before income taxes	9,075	14,211
Provision for taxes	(3,581)	(6,710)

Net income	$5,494	$7,501

Net income per share
Basic	$0.12	$0.17

Diluted	$0.11	$0.16

Weighted average shares used in computing net income per share
Basic	47,505	45,098
Diluted	48,975	47,112
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$1,179	$1,144
Product development	660	724
Sales and marketing	779	1,206
General and administrative	756	656

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30,
	2011	2010
Cash Flows from Operating Activities
Net income	$5,494	$7,501
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,108	5,897
Provision for sales returns and doubtful accounts receivable	36	(470)
Stock-based compensation	3,374	3,730
Excess tax benefits from stock-based compensation	(35)	(287)
Other non-cash adjustments, net	243	15
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(6,087)	(10,008)
Prepaid expenses and other assets	3,155	(1,852)
Other assets, noncurrent	29	20
Accounts payable	4,487	6,960
Accrued liabilities	(7,307)	(2,727)
Deferred revenue	(339)	70
Other liabilities, noncurrent	519	(5)

Net cash provided by operating activities	10,677	8,844

Cash Flows from Investing Activities
Capital expenditures	(753)	(902)
Business acquisitions, net of notes payable and cash acquired	(30,204)	(34,121)
Internal software development costs	(559)	(384)
Purchases of marketable securities	(9,610)	—
Proceeds from sales and maturities of marketable securities	5,433	—
Other investing activities	28	(6)

Net cash used in investing activities	(35,665)	(35,413)

Cash Flows from Financing Activities
Payments for issuance of common stock	—	(5)
Proceeds from exercise of common stock options	1,817	2,095
Principal payments on bank debt	(1,313)	(900)
Principal payments on acquisition-related notes payable	(1,213)	(3,365)
Excess tax benefits from stock-based compensation	35	287
Withholding taxes related to restricted stock net share settlement	(184)	—

Net cash used in financing activities	(858)	(1,888)

Effect of exchange rate changes on cash and cash equivalents	25	(19)
Net decrease in cash and cash equivalents	(25,821)	(28,476)
Cash and cash equivalents at beginning of period	132,290	155,770

Cash and cash equivalents at end of period	$106,469	$127,294

QUINSTREET, INC.

RECONCILIATION OF NET INCOME TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2011	2010
Net income	$5,494	$7,501
Amortization of intangible assets	5,786	4,922
Stock-based compensation	3,374	3,730
Tax impact of the above items	(3,024)	(2,673)

Adjusted net income	$11,630	$13,480

Adjusted diluted net income per share	$0.24	$0.29

Weighted average shares used in computing adjusted diluted net income per share	48,975	47,112

QUINSTREET, INC.

RECONCILIATION OF NET INCOME TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended September 30,
	2011	2010
Net income	$5,494	$7,501
Interest and other income (expense), net	1,076	758
Provision for taxes	3,581	6,710
Depreciation and amortization	7,108	5,897
Stock-based compensation	3,374	3,730

Adjusted EBITDA	$20,633	$24,596

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

AND NORMALIZED FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended September 30,
	2011	2010
Net cash provided by operating activities	$10,677	$8,844
Capital expenditures	(753)	(902)
Internal software development costs	(559)	(384)

Free cash flow	$9,365	$7,558

Changes in operating assets and liabilities, less excess tax benefits from stock-based compensation	5,578	7,829

Normalized free cash flow	$14,943	$15,387